FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of April 29, 2013, among COMMERCIAL METALS COMPANY, a Delaware corporation (the “Company”), CMCLUX, S.à.r.l., a company organized and existing under the laws of Luxembourg (the “Foreign Borrower”) (the Company, together with the Foreign Borrower, collectively, the “Borrowers”), the lenders party to the Credit Agreement defined below (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent.
BACKGROUND
A.The Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of December 27, 2011 (the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
B.    The Borrowers, the Lenders and the Administrative Agent desire to make an amendment and clarification to the Credit Agreement, subject to the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
1.    AMENDMENT. Section 7.08 of the Credit Agreement is hereby amended by (i) deleting the “.” at the end of said Section and inserting “;” in lieu thereof and (ii) adding the following clause at the end thereof:
; provided that the foregoing clauses (a)(ii) and (b) shall not prohibit any such Contractual Obligation in favor of a holder of Indebtedness pursuant to (or on terms substantially similar or less restrictive than) the 1995 Indenture.
2.    REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrowers represent and warrant that, as of the date hereof and after giving effect to the amendment set forth in the foregoing Section 1:
(a)    the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date;

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(b)    no event has occurred and is continuing which constitutes a Default;
(c)    the Borrowers have full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws;
(d)    neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transaction contemplated herein or therein, will conflict with any Law or Organization Document of the Borrowers, or any indenture, agreement or other instrument to which the Borrowers or any of their respective properties are subject; and
(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (not already obtained), is required for the execution, delivery or performance by the Borrowers of this First Amendment.
3.    CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective April 29, 2013, subject to the following:
(a)    the representations and warranties set forth in Section 3 of this First Amendment shall be true and correct;
(b)    the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders; and
(c)    the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrowers.
4.    REFERENCE TO THE CREDIT AGREEMENT.
(a)    Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this First Amendment.
(b)    Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Borrower or the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
5.    COSTS AND EXPENSES. The Borrower shall be obligated to pay or reimburse the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent

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in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.
6.    EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
7.    GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state (provided that the Administrative Agent and each Lender shall retain all rights arising under federal law), and shall be binding upon the parties hereto and their respective successors and assigns.
8.    LOAN DOCUMENT. This First Amendment is a Loan Document under the terms of the Credit Agreement, and any breach of any provision of this First Amendment shall be a Default under the Credit Agreement (as applicable).
9.    HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
10.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.
COMMERCIAL METALS COMPANY,
as Borrower

By:    /s/ Carey Dubois
    Name: Carey Dubois
    Title: VP - Treasurer

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

CMCLUX S.Á R.L.,
as Borrower

By:    /s/ Mary Lindsey
    Name: Mary Lindsey
    Title: Manager

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Anthony W. Kell
    Name: Anthony W. Kell
    Title: Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Lender, L/C Issuer and Swingline Lender

By:    /s/ David McCauley
    Name: David McCauley
    Title: Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.

By:    /s/ Edward R. Doody
    Name: Edward R. Doody
    Title: Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

THE ROYAL BANK OF SCOTLAND plc

By:    /s/ Steve Ray
    Name: Steve Ray
    Title: Director

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA

By:    /s/ Barbara Fabbri
    Name: Barbara Fabbri
    Title: Authorized Signatory

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ David B. Gookin
    Name: David B. Gookin
    Title: Executive Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

COMPASS BANK

By:    /s/ Alex Morton
    Name: Alex Morton
    Title: Executive Director

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA

By:    /s/ Justin Perdue
    Name: Justin Perdue
    Title: Director

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

CITIBANK, N.A.

By:    /s/ David C. Hauglid
    Name: David C. Hauglid
    Title: Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:    /s/ Ming K. Chu
    Name: Ming K. Chu
    Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:    /s/ Virginia Cosenza
    Name: Virginia Cosenza
    Title: Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

STANDARD CHARTERED BANK

By:    /s/ Praju Manandhar
    Name: Praju Manandhar
    Title: Associate Director

By:    /s/ Robert K. Reddington
    Name: Robert K. Reddington
    Title: Credit Documentation Manager

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

THE BANK OF NEW YORK MELLON

By:    /s/ William M. Feathers
    Name: William M. Feathers
    Title: Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement